PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                           STRONG OPPORTUNITY FUND II


                 Supplement to the Prospectus dated May 1, 2000

Effective May 1, 2000, the following replaced the second paragraph under "Who are the fund's investment advisor and portfolio manager?"

"As compensation for its advisory services, the fund pays Strong a monthly management fee at an annual rate of 1.00% of the fund's average daily net asset value. Strong has voluntarily agreed to waive the management fee and/or absorb the fund's other expenses so that the total annual fund operating expenses are capped at 1.10%. Strong has no current intention to, but may in the future, discontinue or modify any fee waivers or expense absorptions after any appropriate notice to the fund's shareholders. A cap on total annual fund operating expenses lowers the fund's overall expense ratio and increases the fund's return to investors."


            The date of this Prospectus Supplement is June 21, 2000.





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